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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-K
                                -----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 16, 2006
                                 Date of Report
                        (Date of earliest event reported)
                                -----------------

                                TOWER GROUP, INC.
             (Exact name of registrant as specified in its charter)
                                -----------------

           Delaware                        000-50990            13-3894120
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
incorporation or organization)                              Identification No.)

        120 Broadway, 31st Floor,                                  10271
              New York, NY                                      (Zip Code)
(Address of principal executive offices)

                                 (212) 655-2000
                         (Registrant's telephone number,
                              including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure

On November 16, 2006, Tower Group, Inc. announced that it filed a $60 million shelf Registration Statement on Form S-3 with the Securities and Exchange Commission. Tower Group, Inc. also reiterated its previously issued earnings guidance for 2007. A copy of the press release is attached as Exhibit 99.1 to this report.


Item 9.01. Financial Statements and Exhibits.

Exhibit  Description
-------  -----------
Number
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99.1     Copy of press release issued by Tower Group, Inc. dated
         November 16, 2006


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2006

                                 TOWER GROUP, INC.

                                 By: /s/ Stephen L. Kibblehouse
                                     ------------------------------------
                                     Stephen L. Kibblehouse
                                     Senior Vice President and General Counsel